UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) March 31, 2015

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, AK	99518
(Address of Principal’s Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Entry into a Material Definitive Agreement

Item 1.01 – Entry into a Material Definitive Agreement

On March 31, 2015, the Regulatory Commission of Alaska (RCA) approved the memorandum of understanding (MOU) between Chugach Electric Association, Inc. (Chugach) and Matanuska Electric Association, Inc. (MEA).  The MOU extends the Eklutna Generation Station (EGS) Commissioning and Dispatch Service and Test Power Agreement and the 2015 Interim Power Sales Agreement between Chugach and MEA effective March 31, 2015, to April 30, 2015, as well as delays the implementation of the EGS Amended 2015 Dispatch Services Agreement from March 31, 2015 to May 1, 2015.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
10.77.1	Memorandum of Understanding Regarding the 2015 Interim Power Sales Agreement between the Registrant and Matanuska Electric Association, Inc. effective March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2015		CHUGACH ELECTRIC ASSOCIATION, INC.
	By:	/s/ Bradley W. Evans
Bradley W. Evans
Chief Executive Officer